Exhibit 99.1

Sunnova Energy International, Inc. 20 Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com

Sunnova Announces Strategic Action to Facilitate Value-Maximizing Sale Process
Files voluntary petitions for chapter 11 with support of key financial stakeholders
Continues to service and manage customers’ solar and storage systems in the ordinary course of business at this time

Receives interim Court approval on “First Day Motions” to enable continued operations

Enters into Asset Purchase Agreement with ATLAS SP Partners and Solar Power System Purchase Agreement with Lennar Homes, LLC to secure new capital to support operations
HOUSTON, TX – June 9, 2025 – (BUSINESSWIRE) – Sunnova Energy International Inc. (“Sunnova” or the “Company”) (NYSE: NOVA) today announced that on June 8, 2025, the Company and certain of its subsidiaries voluntarily filed petitions for chapter 11 relief in the United States Bankruptcy Court for the Southern District of Texas (“the Court”) to facilitate a sale process for certain of the Company’s assets and business operations. The Company intends to continue operating its business in the ordinary course throughout the sale process.

In order to maximize value for all stakeholders, Sunnova will conduct a Court-supervised sale process to elicit the highest or otherwise best bid for the Company’s assets. The Company expects to complete the marketing and sale process, which will provide interested parties the opportunity to submit competing bids for the Company's assets, in approximately 45 days.

“Today’s actions mark a critical step towards securing a value-maximizing outcome for Sunnova’s stakeholders,” said Paul Mathews, Chief Executive Officer of Sunnova. “Throughout this process, maintaining continuity of service for our customers is our top priority as we work to secure a long-term solution for our business operations under new ownership. I’m incredibly grateful to our dedicated Sunnova team for their hard work and commitment. We have built an innovative power provider, and I continue to believe deeply in the future of our industry and the promise of residential solar and storage.”

Sunnova intends to continue to monitor, manage, and service solar and storage systems in the ordinary course during the sale process. The Company plans to communicate directly with customers regarding any material changes that may impact the service and support provided by Sunnova.

Entry into the Asset Purchase Agreement and Settlement Agreement with ATLAS SP Partners and Solar Power System Purchase Agreement with Lennar Homes, LLC
Sunnova announced that it has entered into an asset purchase agreement (the “Asset Purchase Agreement”) between Sunnova Energy Corporation (“SEC”), Sunnova TEP Developer, LLC (“TEP Developer”), Sunnova TEP Holdings, LLC (“TEP Holdings”), and Sunnova TEP Holdings Subsidiary, LLC (“TEPH Subsidiary”) under which certain solar systems, and rights and customer agreements related to them, will be sold to TEPH Subsidiary. The purchase price of $15.0 million will be paid from proceeds borrowed under TEP Holdings’ existing warehouse credit facility. ATLAS SP Partners (“ATLAS”), Sunnova, and certain of its affiliates also entered into a settlement agreement (the “Settlement Agreement”). Upon approval of the Asset Purchase Agreement and Settlement Agreement by the Court, Sunnova will facilitate ATLAS’ direct negotiations with certain dealers and installers that have worked with Sunnova in the past with the goal of completing certain in-process solar systems. The Asset Purchase Agreement and

Exhibit 99.1

Sunnova Energy International, Inc. 20 Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com
Settlement Agreement will provide Sunnova with additional liquidity to support its operations and the payment of employee obligations during the chapter 11 process.

The Company has also entered into an Asset Purchase Agreement (the “Solar Power System Purchase Agreement”) with Lennar Homes, LLC. Upon Court approval, Lennar will acquire certain assets related to Sunnova’s New Homes business unit for aggregate consideration of approximately $16.0 million.

Tax Equity Partnerships and Asset Backed Securities Remain Intact
The chapter 11 filing and the various transactions in connection with it will not have any material impact on Sunnova’s closed tax equity partnership affiliates or asset-backed securities, as those investment structures are bankruptcy remote. The Company intends to continue to prioritize servicing and performance for the benefit of its asset-backed security holders and tax equity partners.

Operations During Chapter 11
Sunnova intends to use the funds from the Asset Purchase Agreement and Solar Power System Purchase Agreement, upon approval by the Court, as well as cash-on-hand to support core business operations during the initial period of the chapter 11 sale process as the Company works to finalize ongoing initiatives to secure additional capital.

Among other customary relief, the Court granted interim approval on a number of customary “First Day Motions” to facilitate a smooth transition into chapter 11, including requests for approval to continue to pay employee wages and benefits, maintain customer programs and service, and honor post-petition obligations to its commercial partners, providing the Company the ability to continue certain business operations during the chapter 11 process.

The Company has also secured interim relief to continue to uphold and honor loan agreements, lease agreements, power purchase agreements, service agreements, managed solar renewable energy certificates and demand response agreements, warranties, and production guarantees throughout the chapter 11 process.

This filing follows the voluntary chapter 11 petition filed by TEP Developer, a subsidiary of the Company, on June 1, 2025. Sunnova has sought relief to jointly administer these chapter 11 cases.

Customers and commercial partners can find additional information regarding the Company’s chapter 11 process at https://www.sunnova.com/lp/financialrestructuring and at https://restructuring.ra.kroll.com/Sunnova. Stakeholder with questions can contact the Company’s claims agent, Kroll, by calling (888) 975-5436 (U.S. and Canada toll free) or +1 (646) 930-4686 (International) or emailing SunnovaInfo@ra.kroll.com.

Advisors
Kirkland & Ellis LLP and Bracewell LLP are serving as legal counsel, Alvarez & Marsal is serving as financial advisor, Moelis & Company LLC is serving as investment banker, and C Street Advisory Group is serving as strategic communications advisor to the Company.

About Sunnova
Sunnova Energy International Inc. (NYSE: NOVA) is an industry-leading adaptive energy services company focused on making clean energy more accessible, reliable, and affordable for homeowners and businesses. Through its adaptive energy platform, Sunnova provides a better energy service at a better price to deliver its mission of powering energy independence™. For more information, visit http://www.sunnova.com.

Exhibit 99.1

Sunnova Energy International, Inc. 20 Greenway Plaza, Suite 540 Houston, Texas 77046 sunnova.com
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding the debtors’ continued operation of the business in the ordinary course throughout the sale process; the Company’s expectation to be granted “first day” motions and the ability to pay for certain continuing obligations, including, but not limited to, employee wages and benefits, maintain customer programs and service and uphold and honor certain agreements, certificates and guarantees; the Company’s ability to honor its obligations under certain financing structures; and any assumptions underlying any of the foregoing. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the chapter 11 cases on the Company’s business, financial condition and results of operations; the Company’s ability to improve its liquidity and long‑term capital structure and to address its debt service obligations; the Company’s ability to maintain relationships with customers, employees and other third parties as a result of the chapter 11 cases; the effects of the chapter 11 cases on the Company and the interests of various constituents, including holders of the Company’s common stock; the Company’s ability to obtain court approvals with respect to motions filed or other requests made to the Court throughout the course of the chapter 11 cases; the length of time that the Company will operate under chapter 11 protection and the continued availability of operating capital during the pendency of the chapter 11 cases; risk associated with third-party motions in the chapter 11 cases; the Company’s ability to maintain the listing of its common stock on The New York Stock Exchange, and the resulting impact of a delisting; and the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Sunnova Media Contacts
Russell Wilkerson
203-581-2114
russell.wilkerson@sunnova.com

C Street Advisory Group
Sunnova@thecstreet.com

Sunnova Investor Contact
IR@sunnova.com